EXHIBIT 99.1

                        FIRST LOAN MODIFICATION AGREEMENT

      This First Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of April 28, 2008, by and between SILICON VALLEY BANK, a California corporation with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 ("Bank"), and IBASIS, INC., a Delaware corporation with offices at 20 Second Avenue, Burlington, Massachusetts 01803 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of October 2, 2007, evidenced by, among other documents, a certain Second Amended and Restated Loan and Security Agreement dated as of October 2, 2007 between Borrower and Bank (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Security Agreement dated December 30, 2002 granted by Borrower in favor of Bank, as amended and ratified (as so amended and ratified, the "IP Agreement").


Hereinafter, the Loan Agreement and the IP Agreement, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          I. The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:


               " "Borrowing Base" is, as of any date of determination, equal to
               (a) 80% of Eligible Domestic Accounts plus (b) 70% of Eligible Foreign Accounts, as determined by Bank from Borrower's most recent Borrowing Base Certificate, provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment and upon five (5) Business Days' notice to the Borrower, based on the results of an audit of the Collateral.

               "Permitted Indebtedness" clause (g) thereof: in addition to all other Permitted Indebtedness, indebtedness in the maximum amount of $10,000,000 in the aggregate, comprised of (i) promissory note payable to KPN, B.V. in the amount of up to $9,000,000 plus (ii) up to $1,000,000 of other indebtedness.

               "Revolving Line" is an Advance or Advances in an aggregate amount of up to $35,000,000 outstanding at any time."

               and inserting in lieu thereof the following:

               " "Borrowing Base" is, as of any date of determination, equal to
               (a) 80% of Eligible Domestic Accounts plus (b) 70% of Eligible Foreign Accounts, as determined by Bank from Borrower's most recent Borrowing Base Certificate, plus (c) (i) for the period beginning on the First Loan Modification Execution Date through May 31, 2008, $15,000,000, (ii) for the period beginning June 1, 2008 through August 31, 2008, $11,250,000, (iii) for the period beginning September 1, 2008 through November 30, 2008, $7,500,000, (iv) for the period Beginning December 1, 2008 through February 28, 2009, $3,750,000 and (v) thereafter, $0; provided, however, that Bank may decrease the foregoing percentages in its good faith business judgment and upon five (5) Business Days' notice to the Borrower, based on the results of an audit of the Collateral.

               "Permitted Indebtedness" clause (g) thereof: in addition to all other Permitted Indebtedness, indebtedness in the maximum amount of $16,000,000 in the aggregate, which may include a promissory note payable to KPN, B.V. in the amount of up to $16,000,000.

               "Revolving Line" is an Advance or Advances in an aggregate amount of up to $50,000,000 outstanding at any time."

          II. The Loan Agreement shall be amended by inserting the following definitions appearing alphabetically in Section 13.1 thereof:


               " "Cash Flow" means, for any Person during any period of measurement, EBITDA less income tax expenses actually paid during such period, less unfunded capital expenditures, less dividends and distributions.

               "First Loan Modification Advance Amount" means an additional Advance or Advances in the amount of up to $15,000,000 pursuant to clause (c) of the definition of "Borrowing Base".

               "First Loan Modification Agreement" means that certain First Loan Modification Agreement by and between Silicon Valley Bank and iBasis, Inc.

               "First Loan Modification Execution Date" means April 28, 2008.

               "First Loan Modification Additional Interest Rate Margin" means 1.25%."

          III. The Loan Agreement shall be amended by adding the following new
               Section 2.4(i):


               "(i) First Loan Modification Advance Amount Interest. Interest on the First Loan Modification Advance Amount shall be computed in accordance with clauses (a) through (f) of this Section 2.4, as applicable, plus an additional amount equal to the First Loan Modification Additional Interest Rate Margin."

          IV. The Loan Agreement shall be amended by deleting the following, appearing in Section 4.1(c) thereof, in its entirety:


               "If such termination is at Borrower's election or at Bank's election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to (i) for any termination within six (6) months of the Effective Date, one percent (1%) of $35,000,000, and (ii) for any termination during the period from six (6) months after the Effective Date up to but not including the first anniversary of the Effective Date, one-half of one percent (0.50%) of $35,000,000, provided that no termination fee shall be charged if
               (i) the credit facility hereunder is replaced with a new facility from Silicon Valley Bank, (ii) the credit facility hereunder is terminated for any reason after the first anniversary of the Effective Date, or (iii) the credit facility hereunder is terminated by Borrower solely as a result of Bank's determination to no longer offer LIBOR Advances pursuant to the provisions of Sections 3.6(b) or 3.7(d)."

               and inserting in lieu thereof the following

               "If such termination is at Borrower's election or at Bank's election due to the occurrence and continuance of an Event of Default, Borrower shall pay to Bank, in addition to the payment of any other expenses or fees then-owing, a termination fee in an amount equal to (i) for any termination within six (6) months of the Effective Date, one percent (1%) of $50,000,000, and (ii) for any termination during the period from six (6) months after the Effective Date up to but not including the first anniversary of the Effective Date, one-half of one percent (0.50%) of $50,000,000, provided that no termination fee shall be charged if
               (i) the credit facility hereunder is replaced with a new facility from Silicon Valley Bank, (ii) the credit facility hereunder is terminated for any reason after the first anniversary of the Effective Date, or (iii) the credit facility hereunder is terminated by Borrower solely as a result of Bank's determination to no longer offer LIBOR Advances pursuant to the provisions of Sections 3.6(b) or 3.7(d)."

          V.   The Loan Agreement shall be amended by adding the following new
               Section 6.2(a)(ix)"


               "(ix) Notwithstanding anything in this clause (a) to the contrary, if Borrower's unrestricted cash and Cash Equivalents at Bank and/or the Availability Amount under the Revolving Line is less than $15,000,000 at any time, Bank shall have the right, but not the obligation, to require accounts receivable aging reports and unbilled revenue reports as of the 15th and the 30th of each month."

          VI. The Loan Agreement shall be amended by deleting the following, appearing in section 6.3(c) thereof, in its entirety:


               "(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. Accounts shall be deposited by Borrower into a lockbox account, or such other "blocked account" as Bank may specify, pursuant to a blocked account agreement in such form as Bank may specify in its good faith business judgment. Whether or not an Event of Default has occurred and is continuing, Borrower shall hold all Payments on, and proceeds of, Accounts in trust for Bank, and Borrower shall immediately deliver all such payments and proceeds to Bank in their original form, duly endorsed, to be applied to the Obligations pursuant to the terms of Section 9.4 hereof, provided, however, in the event no Default or Event of Default has occurred and is continuing and Borrower maintains unrestricted cash and Cash Equivalents at Bank plus the Availability Amount under the Revolving Line of no less than $15,000,000, all Payments on, and proceeds of, Accounts shall be transferred by Bank to an operating account of Borrower maintained at Bank."


               and inserting in lieu thereof the following:

               "(c) Collection of Accounts. Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. Accounts shall be deposited by Borrower into a lockbox account, or such other "blocked account" as Bank may specify, pursuant to a blocked account agreement in such form as Bank may specify in its good faith business judgment. Whether or not an Event of Default has occurred and is continuing, Borrower shall hold all Payments on, and proceeds of, Accounts in trust for Bank, and Borrower shall immediately deliver all such payments and proceeds to Bank in their original form, duly endorsed, to be applied to the Obligations pursuant to the terms of Section 9.4 hereof, provided, however, in the event no Default or Event of Default has occurred and is continuing and Borrower maintains unrestricted cash and Cash Equivalents at Bank plus the Availability Amount under the Revolving Line of (a) for the period beginning on the First Modification Execution Date and ending on May 30, 2008, no less than $10,000,000; (b) for the period beginning on May 31, 2008 and ending on August 30, 2008, no less than $15,000,000; and (c) for the period beginning on August 31, 2008 and thereafter, $20,000,000, then in each case all Payments on, and proceeds of, Accounts shall be transferred by Bank to an operating account of Borrower maintained at Bank."

          VII. The Loan Agreement shall be amended by deleting the following, appearing as Section 6.9(ii) and (iii) thereof, in its entirety:


               "(ii) Consolidated EBITDA. Maintain, calculated on a consolidated basis with each of its Subsidiaries, measured as of the end of each fiscal quarter, EBITDA of at least $10,000,000.


               (iii) Borrower EBITDA. For any fiscal quarter in which unrestricted cash and Cash Equivalents maintained at Bank plus the Availability Amount under the Revolving Line is less than $15,000,0000, Borrower shall maintain, calculated on a consolidated basis with its Existing Domestic Subsidiaries, EBITDA of at least (I) for the fiscal quarter ending December 31, 2007 $1.00 and (II) $2,000,000 for each such fiscal quarter thereafter."


               and inserting in lieu thereof the following:

               "(ii) Consolidated EBITDA. Maintain, calculated on a consolidated basis with each of its Subsidiaries, measured as of the end of each fiscal quarter, EBITDA of at least (a) $7,500,000, with respect to the fiscal quarters ending March 31, 2008 and June 30, 2008, (b) $9,000,000, with respect to the fiscal quarter ending September 30, 2008, and (c) $10,000,000, with respect to the fiscal quarter ending December 31, 2008 and with respect to each fiscal quarter thereafter.


               (iii) Borrower Cash Flow. For any fiscal quarter in which Borrower's unrestricted cash and Cash Equivalents maintained at Bank plus the Availability Amount under the Revolving Line is less than $20,000,000, Borrower shall maintain, calculated on a consolidated basis with its Existing Domestic Subsidiaries, Cash Flow of at least (I) for the fiscal quarter ending December 31, 2007, $1.00 and (II) for each such fiscal quarter thereafter, $2,000,000."

          VIII. The Loan Agreement shall be amended by deleting the following, appearing as Section 7.7, in its entirety:

               "Investments; Distributions. (a) Directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so; or (b) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock;
               (iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate of $50,000 per fiscal year, so long as (A) Borrower provides Bank with written notice of the material terms thereof and evidence satisfactory to Bank that Borrower has obtained the necessary consents and approvals thereto, including, without limitation, those of Borrower's board of directors, and (B) an Event of Default does not exist at the time of such transaction or would not exist after giving effect thereto; and (iv) a cash dividend may be paid to the shareholders of the Borrower as contemplated by the transaction in which, among other things, KPN, B.V. acquires 51% of the equity of the Borrower."

               and inserting in lieu thereof the following:


               "Investments; Distributions. (a) Directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so; or (b) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in common stock;
               (iii) Borrower may repurchase the stock of former employees or consultants pursuant to stock repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase, provided such repurchase does not exceed in the aggregate of $50,000 per fiscal year, so long as (A) Borrower provides Bank with written notice of the material terms thereof and evidence satisfactory to Bank that Borrower has obtained the necessary consents and approvals thereto, including, without limitation, those of Borrower's board of directors, and (B) an Event of Default does not exist at the time of such transaction or would not exist after giving effect thereto; (iv) a cash dividend may be paid to the shareholders of the Borrower as contemplated by the transaction in which, among other things, KPN, B.V. acquires 51% of the equity of the Borrower; and (v) Borrower may repurchase capital stock of Borrower in accordance with a capital stock repurchase program approved by the board of directors of Borrower, so long as (A) Borrower provides Bank with written notice of the material terms thereof and evidence satisfactory to Bank that Borrower has obtained the necessary consents and approvals thereto, (B) no Event of Default exists at the time of such repurchase and no Default would exist after giving effect to such repurchase (including, without limitation, any Default which would be substantially likely to exist under Section 6.9 for the next succeeding financial reporting period), and (C) such repurchase does not exceed $15,000,000 in the aggregate."

          IX. The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

4. FEES. Borrower shall pay to Bank (i) a supplemental commitment fee equal to One Hundred Fifty Thousand Dollars ($150,000.00) and (ii) a modification fee equal to Seventy-Five Thousand Dollars ($75,000.00), each of which fees shall be due on or before the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this modification to the Loan Agreement.

5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of October 2, 2007 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above. Without limiting the foregoing, from and after the First Loan Modification Execution Date, each reference to the phrase "Agreement" in the Loan Agreement or "Loan Agreement" in any of the other Loan Documents shall mean the Loan Agreement as modified by this Loan Modification Agreement.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all Existing Loan Documents and all security or other Collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to make modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10. RIGHT OF SET-OFF. In consideration of Bank's agreement to enter into this Loan Modification Agreement, Borrower hereby reaffirms and hereby grants to Bank, a lien, security interest and right of set off as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Bank (including a Bank subsidiary) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

11. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER AND JUDICIAL REFERENCE. The provisions of Section 11 of the Loan Agreement are hereby incorporated herein in their entirety.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.


            [The remainder of this page is intentionally left blank]

      This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                 BANK:

IBASIS, INC.                                    SILICON VALLEY BANK

By: /s/ Richard Tennant                         By:    /s/ Michael Tramack
    -------------------                                -------------------

Name: Richard Tennant                           Name:  Michael Tramack
      ---------------                                  ---------------

Title: CFO                                      Title: Senior Vice President
       ---                                             ---------------------




Each of the undersigned hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of each of its Unconditional Guaranty, Security Agreement, IP Security Agreement (if applicable) and Perfection Certificate, in each case executed in connection with the Loan Agreement, and each acknowledges, confirms and agrees that each such document shall remain in full force and effect and in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.




IBASIS GLOBAL, INC.                             IBASIS RETAIL, INC.

By: /s/ Richard Tennant                                By: /s/ Richard Tennant
    -------------------                                        ---------------

Name: Richard Tennant                                  Name: Richard Tennant
      ---------------                                        ---------------

Title: CFO                                             Title: CFO
       ---                                                    ---


IBASIS SECURITIES CORPORATION             KPN INTERNATIONAL NETWORK
SERVICES, INC.

By: /s/ Richard Tennant                                By: /s/ Richard Tennant
    -------------------                                    -------------------

Name: Richard Tennant                                  Name: Richard Tennant
      ---------------                                        ---------------

Title: CFO                                             Title: CFO
       ---                                                    ---

                                    EXHIBIT A
                                    ---------

                           BORROWING BASE CERTIFICATE

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK                           Date:
                                                         -----------------------
FROM:       IBASIS, INC.

The undersigned authorized officer of IBASIS, INC. ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under "Complies" column.


----------------------------------------------------------------------------------------------------
               Reporting Covenant                            Required                  Complies
================================================ ================================ ==================

------------------------------------------------ -------------------------------- ------------------
Quarterly consolidated and consolidating         Quarterly within 45 days               Yes No
financial statements with Compliance Certificate
------------------------------------------------ -------------------------------- ------------------
Annual financial statement (CPA Audited) + CC    FYE within 120 days                    Yes No
------------------------------------------------ -------------------------------- ------------------
10-Q, 10-K and 8-K                               Within 5 days after filing with        Yes No
                                                  SEC
------------------------------------------------ -------------------------------- ------------------
A/R & A/P Agings, Borrowing Base and Transaction Monthly within 30 days                 Yes No
Reports
------------------------------------------------ -------------------------------- ------------------
Other filings with the SEC or any other          Within 10 days after filing            Yes No
 regulatory agency
------------------------------------------------ -------------------------------- ------------------
A/R Agings and unbilled revenue reports (if      On the 15th and the 30th of each       Yes No
 required by                                      month,
Bank)                                            as required
------------------------------------------------ -------------------------------- ------------------

The following Intellectual Property was registered after the Effective Date and since the last
 Compliance Certificate was provided to the Bank (if no registrations, state "None")
----------------------------------------------------------------------------------------------------


               Financial Covenant                Required       Actual             Complies
================================================ ============== ============== =================

------------------------------------------------ -------------- -------------- -----------------
Maintain on a Quarterly Basis:
------------------------------------------------ -------------- -------------- -----------------
Minimum Adjusted Quick Ratio                     _____:1.0      _____:1.0           Yes No
------------------------------------------------ -------------- -------------- -----------------
Minimum Consolidated EBITDA                      $_______       $_______            Yes No
------------------------------------------------ -------------- -------------- -----------------
Minimum Cash Flow of Borrower (if required)      $_____         $_____              Yes No
------------------------------------------------ -------------- -------------- -----------------

      The following financial covenant analyses and information set forth in
Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

      The following are the exceptions with respect to the certification above:
(If no exceptions exist, state "No exceptions to note.")

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IBASIS, INC.                    BANK USE ONLY


By: ______________________     Received by: _____________________
Name:_____________________                  AUTHORIZED SIGNER
Title: __________________      Date: ____________________________



                               Verified: ________________________
                                            AUTHORIZED SIGNER
                               Date: ____________________________


                               Compliance Status: Yes No

                      Schedule 1 to Compliance Certificate
                      ------------------------------------

                         Financial Covenants of Borrower
                         -------------------------------


Dated: ____________________


I.    Adjusted Quick Ratio (Section 6.9(i))
Required:   _____:1.00

Actual:

A.    Aggregate value of the unrestricted cash and cash equivalents of Borrower and
       its Subsidiaries at Bank                                                     $
----- ----------------------------------------------------------------------------- ----------
B.    Aggregate value of the net billed accounts receivable of Borrower and its
       Subsidiaries                                                                 $
----- ----------------------------------------------------------------------------- ----------
      Aggregate value of the Investments with maturities of fewer than 12 months
C.    of Borrower and it Subsidiaries                                               $
----- ----------------------------------------------------------------------------- ----------
D.    Quick Assets (the sum of lines A through C)                                   $
----- ----------------------------------------------------------------------------- ----------
E.    Aggregate value of Obligations to Bank                                        $
----- ----------------------------------------------------------------------------- ----------
F.    Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness)
      that matures within one (1)                                                   $
----- ----------------------------------------------------------------------------- ----------
G.    Current Liabilities (the sum of lines E and F)                                $
----- ----------------------------------------------------------------------------- ----------
H.    Aggregate value of all amounts received or invoiced by Borrower in advance
      of performance under contracts and not yet recognized as revenue              $
----- ----------------------------------------------------------------------------- ----------
I     Line G minus line H                                                           $
----- ----------------------------------------------------------------------------- ----------
J.    Adjusted Quick Ratio (line D divided by line I)
----- ----------------------------------------------------------------------------- ----------

Is line J equal to or greater than ___:1:00?

              No, not in compliance                         Yes, in compliance
       ------                                        ------


II. Consolidated EBITDA of Borrower and its Subsidiaries(Section 6.9(ii))

Required:   at least (a) $7,500,000, with respect to the fiscal quarters ending
            March 31, 2008 and June 30, 2008, (b) $9,000,000, with respect to the fiscal quarter ending September 30, 2008, and (c) $10,000,000, with respect to the fiscal quarter ending December 31, 2008 and with respect to each fiscal quarter thereafter

Actual:

A.    Net Income                                                                    $
----- ----------------------------------------------------------------------------- ---------
B.    Interest Expense                                                              $
----- ----------------------------------------------------------------------------- ---------
C.    Depreciation expense (to the extent deducted from Net Income)                 $
----- ----------------------------------------------------------------------------- ---------
D.    Amortization expense (to the extent deducted from Net Income)                 $
----- ----------------------------------------------------------------------------- ---------
E.    Income Tax Expense                                                            $
----- ----------------------------------------------------------------------------- ---------
F.    Reasonable non-cash items deducted in determining Net Income including, but not limited to, the value of any stock compensation and adjustments for
       purchase accounting                                                          $
----- ----------------------------------------------------------------------------- ---------
G.    One-time transaction costs relating to the transaction in which, among other
       things, KPN, B.V. acquires 51% of the equity of Borrower                     $
----- ----------------------------------------------------------------------------- ---------
H.    Consolidated EBITDA (line A plus line B plus line C plus line D plus line E
       plus line F plus line G                                                      $

Is line H equal to or greater than the required Consolidated EBITDA?

              No, not in compliance                           Yes, in compliance
      ------                                            ------

III. Cash Flow of Borrower and its Existing Domestic Subsidiaries (Section 6.9(iii)) (if applicable)

Required:   $
             -----------

Actual:

A.    EBITDA                                                        $
----- ------------------------------------------------------------- ------------
B.    Unfunded Capital Expenditures                                 $
----- ------------------------------------------------------------- ------------
C.    Income Taxes to the extent paid in Cash                       $
----- ------------------------------------------------------------- ------------
D.    Dividends and Distributions                                   $
----- ------------------------------------------------------------- ------------
F.    Cash Flow (line A minus line B minus line C minus line D      $
----- ------------------------------------------------------------- ------------

Is line F equal to or greater than $                  ?
                                    -------------------

         No, not in compliance                              Yes, in compliance
 ------                                             ------